SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 24, 2003

                            Colonial Commercial Corp.
               (Exact name of Registrant as Specified in Charter)


          New York                       1-6663               11-2037182
 -----------------------------      ----------------      -------------------
 (State of other Jurisdiction       (Commission File      (IRS Employer
     of Incorporation)                   Number)          Identification No.)

      3601 Hempstead Turnpike, Levittown, New York      11756-1315
      --------------------------------------------      ----------
        (Address of Principal Executive Offices)        (Zip Code)

        Registrant's Telephone Number, Including Area Code: 516-796-8400


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant

         Pursuant to Item 304 of Regulation S-K the Registrant states:

        (a) (1) On November 20, 2003, the Registrant changed independent accountants from KPMG LLP to Weiser LLP.

                  (i) On November 20, 2003, KPMG LLP informed the Registrant that KPMG LLP would not conduct the audit for fiscal year 2003 or any interim period thereof.

                  (ii) The  audit  reports  of  KPMG  LLP  on  the  Registrant's consolidated financial statements as of and for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of KPMG LLP on the Registrant's financial statements as of December 31, 2002 and for the year then ended raised substantial doubt about the Registrant's ability to continue as going concern. In addition, the 2002 report of KPMG LLP included a reference to a change of accounting principles as the report included a reference to a footnote, which discusses that the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" as of January 1, 2002.

                  (iii)The  Registrant's  change of independent  accountants was approved by the Registrant's audit committee and board of directors; and

                  (iv) In  connection  with the two fiscal years ended  December
                       31, 2002 and the subsequent interim period through November 20, 2003, there were no disagreements between the Registrant and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with any report.

               (2) On November 20, 2003, the  Registrant  engaged Weiser LLP, as it's new independent accountants. Prior to engaging Weiser LLP, the Registrant did not consult with its new independent accountants regarding any matter under the circumstances described in Item 304 (a)(2) of Regulation S-K.


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               (3) The   Registrant   has  provided  to  KPMG  LLP,  its  former
                   independent accountants, a copy of the disclosures contained in this Item 4, and the Registrant has requested a letter from KPMG LLP, addressed to the Commission, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COLONIAL COMMERCIAL CORP.


                                /s/ Bernard Korn
                                ---------------------------
                                    President and Director

Dated:  November 20, 2003



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